EXHIBIT 32.2

CERTIFICATION
 PURSUANT TO RULE 13a-14(b) or
RULE 15d-14(b) AND 18 U.S.C. SECTION 1350
(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, AS AMENDED)

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended), the undersigned officer of TX Holdings, Inc., a Georgia corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d), and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 26, 2013	Signed:	/s/ Jose Fuentes
Jose Fuentes
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)